Exhibit 99.1

Panex Resources Inc.

NEWS RELEASE 10 - 2012
Trading Symbols:
CUSIP No. 69841J 106	OTC Markets: OTCQB:DBGF
WKN: (Germany) A1C40S	FRANKFURT: ISIN US69841J1060, D1Q.F

Panex Appoints New CEO

Zug, Switzerland--(MARKETWIRE) — October 22, 2012 – Panex Resources Incorporated (the "Company," or "Panex") (OTCQB: DBGF), an exploration stage company, engages in the acquisition and exploration of mineral properties. The company intends to explore for commercially viable deposits of base and precious minerals, such as gold, silver, lead, barium, mercury, copper, and zinc minerals, as well as bulk commodity minerals, such as coal, iron, and potash.

As of October 19, 2012 the board of Panex  is very pleased to announce the appointment of Mr. Kovaldas Balciauskas as CEO. Klaus Eckof will resign as CEO and act as non executive director for the Company.  Ross Doyle will remain as CFO.

Mr. Balciauskas was active in the mining industry when working with the U.S. Geological Survey (USGS) in the anthracitic coal region of Eastern Pennsylvania, USA from 1995.  From 2001 Mr. Balciauskas was working as a commodity trading officer at the Chicago Board of Trade and then as CEO of KB Futures LLC a Chicago based commodity brokerage firm.  Since 2007 Mr. Balciauskas has been COO of Eurotraders AG, a Zug, Switzerland based asset management company.

Panex common stock is traded on the OTCQB in the United States and the Frankfurt Stock Exchange in Germany under the symbols “(OTCQB: DBGF), (Frankfurt: D1Q.F ).”

ON BEHALF OF PANEX

Kovaldas “KB” Balciauskas
CEO

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that plan for or anticipate the future, called "forward-looking statements." In some cases, you can identify forward-looking statements by terminology such as "may," "will," “should,” “could,” “expects,” "plans,"  "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of those terms and other comparable terminology.

These forward-looking statements appear in a number of places in this press release and include, but are not limited to, statements about: our market opportunity; revenue generation; our strategies; competition; expected  activities  and expenditures as we pursue our business plan; the adequacy of  our  available  cash  resources; our ability to acquire properties on commercially viable terms; challenges to our title to our properties; operating or technical difficulties in connection with our exploration and development activities; currency fluctuations; fluctuating market prices for precious and base metals; the speculative nature of precious and base metals exploration and development activities; environmental risks and hazards; governmental regulations; and conduct of operations in politically and economically less developed areas of the world.

Many of these contingencies and uncertainties can affect our actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, us.  Forward-looking statements are not guarantees of future performance.  All of the forward-looking statements made in this press release are qualified by these cautionary statements.  Specific reference is made to our most recent annual report on Form 10KSB and other filings made by us with the United States Securities and Exchange Commission for more detailed discussions of the contingencies and uncertainties enumerated above and the factors underlying the forward-looking statements. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 1-800-SEC-0330.  The U.S. Securities and Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities and Exchange Commission at http://www.sec.gov.

We disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

This press release is for informational purposes only and is not and should not be construed as an offer to solicit, buy, or sell any security.

For further information, please contact Kovaldas “KB” Balciauskas.

Panex Resources Incorporation Kovaldas “KB” Balciauskas CEO C/- Coresco AG, Level 3, Gotthardstrasse 20 6304 Zug, Switzerland Tel. (+41) 7887 96966